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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated December 5, 1996 with respect to the financial statements of BCA & Affiliates included in this Form S-1 Registration Statement of AMF Holdings Inc.

                                          /s/ TODRES & SHEIFFER

                                          --------------------------------------
                                          Todres & Sheiffer

August 21, 1997